Exhibit 99.1
CARBO CERAMICS INC.
UNAUDTED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
     The following unaudited pro forma consolidated financial statements present the historical financial statements of CARBO Ceramics Inc., (the “Company”) with adjustments relating to the sale of a portion of the assets of the Company’s wholly-owned subsidiary, Pinnacle Technologies, Inc. The sale, which includes substantially all of the fracture and reservoir diagnostic business, the Pinnacle name and related trademarks, was completed on October 10, 2008. The cash proceeds received from the sale totaled $143.7 million, including the $137.0 million purchase price plus $6.7 million for preliminary working capital adjustments.
     The historical financial information has been derived from the historical consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. These unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes previously filed in these reports. The unaudited pro forma consolidated balance sheet as of June 30, 2008 was prepared as if the sale had been completed on June 30, 2008. The unaudited pro forma consolidated statements of income for the six month period ended June 30, 2008 and the years ended December 31, 2007, 2006 and 2005 were prepared as though the sale had been completed on January 1, 2005.
     The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations or financial position of the Company that would have been reported had the sale been completed as of the dates presented, and are not necessarily representative of the future consolidated results of operations or financial position of the Company.
     The Company will account for this group of assets sold as a discontinued operation in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-lived Assets, in its future financial statements.

CARBO Ceramics Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2008
($ in thousands)

		Pro Forma
	Historical	Adjustments	Notes	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$9,397	$142,841	(1)	$152,238
Trade accounts and other receivables, net	85,799	(20,911)		64,888
Inventories:
Finished goods	37,312	—		37,312
Raw materials and supplies	26,378	—		26,378

Total inventories	63,690	—		63,690
Prepaid expenses and other current assets	4,085	(420)		3,665
Prepaid income taxes	493	(493)		—
Deferred income taxes	7,280	(1,626)	(4)	5,654

Total current assets	170,744	119,391		290,135
Property, plant and equipment:
Land and land improvements	10,924	(827)		10,097
Land-use and mineral rights	6,255	—		6,255
Buildings	48,171	(4,365)		43,806
Machinery and equipment	319,270	(31,876)		287,394
Construction in progress	13,811	(2,669)		11,142

Total	398,431	(39,737)		358,694
Less accumulated depreciation	124,105	(14,079)		110,026

Net property, plant and equipment	274,326	(25,658)		248,668
Goodwill	23,199	(18,340)	(3)	4,859
Intangible and other assets, net	10,876	(7,571)		3,305

Total assets	$479,145	$67,822		$546,967

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,762	$(2,185)		$5,577
Accrued payroll and benefits	7,111	(579)		6,532
Accrued freight	4,984	—		4,984
Accrued utilities	4,283	—		4,283
Accrued income taxes	—	29,428	(2)	29,428
Retainage related to construction in progress	85	—		85
Other accrued expenses	5,712	(740)		4,972

Total current liabilities	29,937	25,924		55,861
Deferred income taxes	35,407	(4,797)	(4)	30,610
Shareholders’ equity:
Preferred stock, none outstanding	—	—		—
Common stock	246	—		246
Additional paid-in capital	110,405	588	(5)	110,993
Retained earnings	297,703	46,488		344,191
Accumulated other comprehensive income	5,447	(381)		5,066

Total shareholders’ equity	413,801	46,695		460,496

Total liabilities and shareholders’ equity	$479,145	$67,822		$546,967

Pro Forma Adjustments include the net book values of the assets sold and liabilities assumed, and the following adjustments:
(1)	Cash includes $143,741 of cash received, net of estimated transaction expenses totaling $900.

(2)	Estimated income taxes payable associated with the tax gain on sale.

(3)	Adjustment to record the estimated value of $18,340 of goodwill associated with the sold assets.

(4)	Settlement of deferred income taxes associated with the sold assets.

(5)	Stock compensation costs associated with the accelerated vesting of certain restricted stock awards in connection with the discontinued operations.

CARBO Ceramics Inc.
Unaudited Pro Forma Consolidated Statement of Income
For the Six Months Ended June 30, 2008
($ in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments	Pro Forma
Revenues	$204,926	$25,266	$179,660
Cost of sales	140,551	14,355	126,196

Gross profit	64,375	10,911	53,464
Selling, general and administrative expenses	23,177	5,858	17,319
Start-up costs	231	—	231
Loss on disposal of assets	110	—	110

Operating profit	40,857	5,053	35,804
Other income (expense):
Interest income, net	56	—	56
Foreign currency exchange gain (loss), net	1,427	—	1,427
Other, net	227	40	187

	1,710	40	1,670

Income before income taxes	42,567	5,093	37,474
Income taxes	14,806	1,935	12,871

Net income	$27,761	$3,158	$24,603

Earnings per share:
Basic	$1.14		$1.01

Diluted	$1.13		$1.00

Average shares outstanding:
Basic	24,458,834		24,458,834

Diluted	24,556,910		24,556,910

Pro Forma Adjustments include results of the discontinued operations.

CARBO Ceramics Inc.
Unaudited Pro Forma Consolidated Statement of Income
For the Year Ended December 31, 2007
($ in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments	Pro Forma
Revenues	$340,351	$40,355	$299,996
Cost of sales	221,202	23,132	198,070

Gross profit	119,149	17,223	101,926
Selling, general and administrative expenses	39,615	10,631	28,984
Start-up costs	1,215	—	1,215
Loss on disposal of assets	268	—	268

Operating profit	78,051	6,592	71,459
Other income (expense):
Interest income, net	419	—	419
Foreign currency exchange gain (loss), net	2,882	—	2,882
Other, net	48	229	(181)

	3,349	229	3,120

Income before income taxes	81,400	6,821	74,579
Income taxes	27,530	2,592	24,938

Net income	$53,870	$4,229	$49,641

Earnings per share:
Basic	$2.21		$2.04

Diluted	$2.20		$2.03

Average shares outstanding:
Basic	24,367,479		24,367,479

Diluted	24,483,902		24,483,902

Pro Forma Adjustments include results of the discontinued operations.

CARBO Ceramics Inc.
Unaudited Pro Forma Consolidated Statement of Income
For the Year Ended December 31, 2006
($ in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments	Pro Forma
Revenues	$312,126	$28,297	$283,829
Cost of sales	196,133	16,236	179,897

Gross profit	115,993	12,061	103,932
Selling, general and administrative expenses	34,732	8,744	25,988
Start-up costs	474	—	474
Loss on disposal of assets	—	—	—

Operating profit	80,787	3,317	77,470
Other income (expense):
Interest income, net	1,590	—	1,590
Foreign currency exchange gain (loss), net	1,387	—	1,387
Other, net	50	(78)	128

	3,027	(78)	3,105

Income before income taxes	83,814	3,239	80,575
Income taxes	29,561	1,231	28,330

Net income	$54,253	$2,008	$52,245

Earnings per share:
Basic	$2.23		$2.15

Diluted	$2.22		$2.14

Average shares outstanding:
Basic	24,280,778		24,280,778

Diluted	24,400,531		24,400,531

Pro Forma Adjustments include results of the discontinued operations.

CARBO Ceramics Inc.
Unaudited Pro Forma Consolidated Statement of Income
For the Year Ended December 31, 2005
($ in thousands, except per share amounts)

		Pro Forma
	Historical	Adjustments	Pro Forma
Revenues	$252,673	$21,724	$230,949
Cost of sales	153,941	13,529	140,412

Gross profit	98,732	8,195	90,537
Selling, general and administrative expenses	27,245	6,326	20,919
Start-up costs	1,092	—	1,092
Loss on disposal of assets	95	—	95

Operating profit	70,300	1,869	68,431
Other income (expense):
Interest income, net	1,756	—	1,756
Foreign currency exchange gain (loss), net	(147)	—	(147)
Other, net	174	208	(34)

	1,783	208	1,575

Income before income taxes	72,083	2,077	70,006
Income taxes	25,463	789	24,674

Net income	$46,620	$1,288	$45,332

Earnings per share:
Basic	$1.94		$1.89

Diluted	$1.93		$1.87

Average shares outstanding:
Basic	24,004,563		24,004,563

Diluted	24,177,364		24,177,364

Pro Forma Adjustments include results of the discontinued operations.